Rediscount Finance
                          TENTH AMENDED AND RESTATED
                                 PROMISSORY NOTE


$100,000,000.00             PHOENIX, ARIZONA                  NOVEMBER 9, 1998


     FOR VALUE RECEIVED, the undersigned ("MAKER"), hereby unconditionally promises to pay to the order of FINOVA CAPITAL CORPORATION, a Delaware corporation ("HOLDER"), at HOLDER's branch address at 13355 Noel Road, Suite 800, Dallas, Texas 75240, or at such other place as HOLDER may designate in writing, the principal sum of One Hundred Million Dollars ($100,000,000.00) or so much thereof as shall be outstanding from time to time, with interest thereon at the Stated Interest Rate calculated on the average daily balance outstanding, as follows:

1. DEFINITIONS. When used herein, the following terms have the meanings given in this paragraph:

          A. LOAN AGREEMENT. The term "Loan Agreement" shall mean that certain Second Amended and Restated Loan and Security Agreement, dated of even date herewith, entered into by and between FINOVA CAPITAL CORPORATION, as Lender, and MAKER, as Borrower, and all amendments, substitutions, renewals and extensions thereof. All capitalized terms used herein which are not expressly defined herein shall have the meanings ascribed to them in the Loan Agreement.

          B. MAXIMUM RATE. The term "Maximum Rate" shall mean the highest lawful rate of interest applicable to this NOTE. In determining the Maximum Rate, due regard shall be given to all payments, fees, charges, deposits, balances and agreements which may constitute interest or be deducted from principal when calculating interest.

2.   PAYMENT. The principal and interest of this NOTE are payable as follows:

          A. Accrued but unpaid interest for each calendar month during the term hereof shall be due and payable monthly, in arrears, on the fifteenth
     (15th) day of the immediately succeeding calendar month commencing November 15, 1998. All outstanding principal together with all accrued and unpaid interest shall be due and payable, if not sooner paid on December 31, 2001. All payments received hereunder shall be applied as set forth in the Loan Agreement.

          B. Notwithstanding the foregoing, principal shall be immediately due and payable without written notice and demand from Lender in such amounts so that the outstanding balance hereunder does not, at anytime, exceed the permitted amount of the Loan as determined pursuant to Section 2.1 of the Loan Agreement. The amount of such payments shall be determined by HOLDER pursuant to the terms of the Loan Agreement and based upon the principal balance of this NOTE then outstanding as determined pursuant to the Loan Agreement and as shown on the books and records of HOLDER, maintained in accordance with its usual practice, the entries of which being prima facie evidence of the existence and amounts as therein recorded.

          C. All of the principal hereunder may be prepaid in full at any time; however, such voluntary prepayments shall be subject to the voluntary prepayment provisions set forth in the Loan Agreement.


     3. PRINCIPAL BALANCE. The unpaid principal balance of this NOTE at any time shall be the total amounts loaned or advanced hereunder by HOLDER, less the amount of payments or prepayments of principal made hereon by or for the account of MAKER. It is contemplated that by reason of payments or prepayments hereon there may be times when no indebtedness is owing hereunder; but notwithstanding such occurrences, this NOTE shall remain valid and shall be in force and effect as to loans or advances made pursuant to and under the terms of this NOTE subsequent to each such occurrence. All loans or advances and all payments or prepayments made hereunder on account of principal or interest may be evidenced by HOLDER, or any subsequent holder, maintaining in accordance with its usual practice an account or accounts evidencing the indebtedness of MAKER resulting from all loans or advances and all payments or prepayments hereunder from time to time in the amounts of principal and interest payable and paid from time to time hereunder, in which event, in any legal action or proceeding in respect of this NOTE, subject to Section 2.9 of the Loan Agreement, the entries made in such account or accounts shall be prima facie evidence of the existence and amounts of the obligations of MAKER therein recorded. In the event that the unpaid principal amount hereof, at any time and for any reason, exceeds the maximum amount hereinabove specified, MAKER covenants and agrees to pay the excess principal amount immediately without notice or demand; such excess principal amount shall in all respects be deemed to be included among the loans or advances made pursuant to the other terms of this NOTE and shall bear interest at the rate hereinabove stated.

         4. ADVANCES. This Promissory Note is the "Note" referred to in the Loan Agreement and the Holder is entitled to all the rights, remedies and benefits of the Lender thereunder. Reference is hereby made to the Loan Agreement for the terms and conditions under which this Note is to be made and to be repaid.

         5. DEFAULT, REMEDIES. Upon the occurrence and during the continuance of any one or more of the Events of Default set forth in the Loan Agreement, at the option of the holder of this NOTE, the entire unpaid principal balance and accrued and unpaid interest hereon shall at once become due and payable without notice or demand and the Holder may foreclose and enforce all liens and security interests securing this NOTE.

         If this NOTE is not paid when due, whether at maturity or by acceleration, or if it is collected through a bankruptcy, probate, or other judicial proceeding, whether before or after maturity, MAKER agrees to pay attorney's fees, together with all actual expenses of collection and litigation and costs of court incurred by the Holder, whether or not suit is actually filed or not.

         6. WAIVER. MAKER and all other makers, signers, sureties, guarantors and endorsers of this NOTE waive demand, presentment, notice of dishonor, notice of intent to demand or accelerate payment hereof, diligence in the collecting, grace, notice and protest, and agree to one or more extensions for any period or periods of time and partial payments, before or after maturity, without prejudice to HOLDER.

         7. SECURITY. This NOTE is secured by certain security interests as set forth in the Loan Agreement.

         8. CONTROLLING AGREEMENT. The contracted for rate of interest of the Loan without limitation, shall consist of the following: (i) the Stated Interest Rate, calculated and applied to the principal balance of the Note in accordance with the provisions of this Note and the Loan Agreement; (ii) interest after Event of Default or due date, calculated and applied to the amounts due under this Note in accordance with the provisions thereof; and (iii) all Additional Sums (as herein defined), if any. Borrower agrees to pay an effective contracted for rate of interest which is the sum of the above-referenced elements.

         All fees, charges, goods, things in action or any other sums or things of value (other than amounts described in the immediately previous paragraph), paid or payable by Borrower (collectively, the "Additional Sums"), whether pursuant to this Note, the Loan Agreement or any other documents or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Borrower as, and shall be deemed to be, additional interest and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the inclusion of the Additional Sums.

         It is the intent of the parties to comply with the usury law ("Applicable Usury Law") applicable pursuant to the terms of the preceding paragraph or such other usury law which is applicable if the law chosen by the parties is not applicable. Accordingly, it is agreed that notwithstanding any provisions to the contrary in this NOTE, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this NOTE or such documents require the payment or permit the collection of interest in excess of the maximum contract rate permitted by the Applicable Usury Law. In the event
(a) any such excess of interest otherwise would be contracted for, charged or received from Maker or otherwise in connection with the loan evidenced hereby, or (b) the maturity of the indebtedness evidenced by this NOTE is accelerated in whole or in part, or (c) all or part of the principal or interest of this NOTE shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received in connection with the loan evidenced hereby, would exceed the maximum contract rate permitted by the Applicable Usury Law, then in any such event (1) the provisions of this paragraph shall govern and control, (2) neither Maker nor any other person or entity now or hereafter liable for the payment hereof will be obligated to pay the amount of such interest to the extent that it is in excess of the maximum contract rate permitted by the Applicable Usury Law, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Maker, at Holder's option, and (4) the effective rate of interest will be automatically reduced to the maximum amount of interest permitted by the Applicable Usury Law. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law; (x) all calculations of interest which are made for the purpose of determining whether such rate would exceed the maximum contract rate permitted by the Applicable Usury Law shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise in connection with such loan; and (y) in the event that the effective rate of interest on the loan should at any time exceed the maximum contract rate allowed under the Applicable Usury Law, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to Holder from time to time, if and when the effective interest rate on the loan otherwise falls below the maximum amount permitted by the Applicable Usury Law, to the extent that interest paid to the date of calculation does not exceed the maximum contract rate permitted by the Applicable Usury Law, until the entire amount of interest which would have otherwise been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Maker further agrees that should the maximum contract rate permitted by the Applicable Usury Law be increased at any time hereafter because of a change in the law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all indebtedness evidenced hereby regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the maximum contract rate permitted by the Applicable Usury Law be decreased because of a change in the law, such decreases shall not apply to the indebtedness evidenced hereby regardless of when incurred.

         9. APPLICABLE LAW. This NOTE shall be construed in accordance with the laws of the State of Arizona and the laws of the United States applicable to transactions in the State of Arizona.

         10. NO WAIVER. No delay on the part of the HOLDER in the exercise of any power or right under this NOTE, or under the LOAN AGREEMENT or any other instrument executed in connection herewith, shall operate as a waiver thereof, nor shall a single or partial exercise of any power or right preclude other or further exercise thereof or exercise of any other power or right. Enforcement by HOLDER of any security for the payment hereof shall not constitute any election by it of remedies so as to preclude the exercise of any other remedy available to it.

         11. SUCCESSORS, ASSIGNS. The term "HOLDER" shall include all of HOLDER's successors and assigns to whom the benefits of this NOTE shall inure.

         12. RENEWAL AND EXTENSION.  This Tenth Amended and Restated  Promissory
Note is executed in conjunction with that certain Schedule to Second Amended and Restated Loan and Security Agreement of even date herewith, by and between HOLDER, MAKER and Guarantors. This Tenth Amended and Restated Promissory Note is given in renewal, extension and rearrangement of and not in payment, satisfaction or extinguishment of that certain Promissory Note in the original principal amount of Two Million Dollars ($2,000,000.00), dated February 24, 1994, (the "Prior Note") executed by MAKER in favor of Greyhound Financial Corporation, the same being amendments, renewals and extensions of prior instruments as referenced in the Prior Note, that certain Amended and Restated Promissory Note in the original principal amount of Four Million Dollars ($4,000,000.00), dated June 8, 1995, ("Amended Note") executed by Maker in favor of FINOVA Capital Corporation, that certain Second Amended and Restated
Promissory Note, dated May 13, 1996 ("Second Amended Note") in the stated principal amount of Five Million Dollars ($5,000,000.00), executed by Maker in favor of FINOVA Capital Corporation, that certain Third Amended and Restated Promissory Note, dated October 15, 1996 ("Third Amended Note") in the stated principal amount of Five Million Dollars ($5,000,000.00), that certain Fourth Amended and Restated Promissory Note, dated February 4, 1997 ("Fourth Amended Note") in the stated principal amount of Twenty Million Dollars ($20,000,000.00), that certain Fifth Amended and Restated Promissory Note, dated April 22, 1997 ("Fifth Amended Note") in the stated principal amount of Thirty Five Million Dollars ($35,000,000.00). that certain Sixth Amended and Restated Promissory Note, dated May 7, 1997 ("Sixth Amended Note") in the stated principal amount of Thirty-Five Million Dollars ($35,000,000.00), that certain Seventh Amended and Restated Promissory Note, dated December 30, 1997, in the stated principal amount of Thirty-Five Million Dollars ($35,000,000.00), that certain Eighth Amended and Restated Promissory Note, dated March 27, 1998
("Eighth Amended Note"), in the stated principal amount of Forty-Two Million Five Hundred Thousand Dollars ($42,500,000.00) and that certain Ninth Amended and Restated Promissory Note in the stated principal amount of Seventy Five Million Dollars ($75,000,000.00), dated May 11, 1998 ("Ninth Amended Note"). This Tenth Amended and Restated Promissory Note is secured by liens granted to HOLDER on certain collateral and is a continuation of MAKER'S obligations to HOLDER and such obligations and liens, mortgages, deeds of trust or security interests are not extinguished by this Tenth Amended and Restated Promissory Note, but are hereby renewed, extended, recognized and preserved in full to secure payment of this Tenth Amended and Restated Promissory Note and all sums due or to become due and payable under the Loan Documents.


                                    MAKER:

                                    FLORIDA FINANCE GROUP, INC.
                                    A FLORIDA CORPORATION


                                    BY: /s/ Charles D. Bonanno
                                    ---------------------------
                                    CHARLES D. BONANNO, EXECUTIVE VICE PRESIDENT


                                    LIBERTY FINANCE COMPANY
                                    A FLORIDA CORPORATION


                                    BY: /s/ Charles D. Bonanno
                                    ---------------------------
                                    CHARLES D. BONANNO, EXECUTIVE VICE PRESIDENT


                                    SMART CHOICE RECEIVABLES
                                    HOLDING COMPANY,
                                    A DELAWARE CORPORATION


                                    BY: /s/ Charles D. Bonanno
                                    ---------------------------
                                    CHARLES D. BONANNO, EXECUTIVE VICE PRESIDENT


                                    FIRST CHOICE AUTO FINANCE, INC.
                                    A FLORIDA CORPORATION


                                    BY: /s/ Charles D. Bonanno
                                    ---------------------------
                                    CHARLES D. BONANNO, EXECUTIVE VICE PRESIDENT